UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 27, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 29, 2019 (the “Petition Date”), PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). On December 12, 2019, the Debtors filed a Joint Chapter 11 Plan of Reorganization dated December 12, 2019 (the “Proposed Plan”).

Joinder Agreements to the Noteholder Restructuring Support Agreement

Also as previously disclosed, on January 22, 2020, the Debtors entered into a Restructuring Support Agreement (the “RSA”) with certain holders of senior unsecured debt of the Utility (the “Consenting Noteholders”) and certain funds and accounts managed or advised by Abrams Capital Management, L.P. and certain funds and accounts managed or advised by Knighthead Capital Management, LLC.

As of January 31, 2020, the Debtors have entered into Joinder Agreements with additional holders of senior unsecured debt of the Utility (each, a “Joining Party”) under which each Joining Party agrees to join and be bound by the terms of the RSA.  Collectively, the Joining Parties and the Consenting Noteholders represent more than 66.7% in principal amount of the following classes of debt of the Utility: (i) senior notes that mature through 2022 and (ii) senior notes that mature from 2034 through 2043 and have an intterest rate above 5.0% per annum.  The Form of Joinder Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.  As of January 31, 2020, the Joinder Parties are entities affiliated with:

●	Appaloosa Management LP	●	IngleSea Capital LLC
●	Aurelius Capital Management, LP	●	King Street Capital Management LP
●	Beach Point Capital Management LP	●	Latigo Partners, LP
●	BofA Securities Inc.	●	LMR Partners LLP
●	CAM Capital LLC	●	Morgan Stanley & Co. LLC
●	CarVal Investors L.P.	●	Nomura Corporate Research and Asset Management Inc.
●	Castle Hook Partners LP	●	Oak Hill Advisors, L.P.
●	Centerbridge Partners, L.P.	●	P. Schoenfeld Asset Management LP
●	Cyrus Capital Partners, L.P.	●	Redwood Capital Management, LLC
●	Deutsche Bank Securities Inc.	●	Senator Investment Group LP
●	Diameter Capital Partners LP	●	Silver Rock Financial LP
●	Empyrean Capital Partners, LP	●	Solel Capital Partners, L.P.
●	Fidelity Investments Inc.	●	Symphony Asset Management LLC
●	Finepoint Capital LP	●	Taconic Capital Advisors LP
●	Fir Tree Capital Management LP	●	Weiss Asset Management LP
●	GMO LLC	●	Whitehaven Asset Management LP
●	HBK Services LLC	●	York Capital Management Global Advisors, LLC
●	Hudson Bay Capital Management LP

Consents to the Backstop Commitment Letters

Also as previously disclosed, on December 23, 2019, the Corporation entered into Chapter 11 Plan Backstop Commitment Letters (the “Backstop Commitment Letters”) with certain investors (the “Backstop Parties”), under which such investors severally committed to fund up to $12.0 billion of proceeds to finance the Proposed Plan through the purchase of common stock of the Corporation.

On January 27, 2020, holders of substantially all of the previously disclosed Backstop Commitments consented and agreed to (a) the Debtors filing with the Bankruptcy Court an amended and restated Joint Chapter 11 Plan of Reorganization that implements the terms and conditions of the RSA and (b) an extension of the deadline for the Bankruptcy Court to enter an order approving the Backstop Commitment Letters from January 31, 2020 to February 28, 2020.

Amendment of Debt Commitment Letters

As previously disclosed, the Debtors entered into debt commitment letters (the “Debt Commitment Letters”) with certain lenders (the “Commitment Parties”), pursuant to which the Commitment Parties committed to provide $34.35 billion in bridge financing for the Proposed Plan. Also as previously disclosed, the Debt Commitment Letters were amended for the first time on November 18, 2019 to extend the deadline for obtaining Bankruptcy Court approval of the Debt Commitment Letters and for the second time on December 20, 2019 to, among other things, (a) extend the deadline for obtaining Bankruptcy Court approval of the Debt Commitment Letters from December 20, 2019 to January 31, 2020 and (b) conform to changes in the Backstop Commitment Letters.

On January 30, the Debt Commitment Letters were amended to, among other things, (a) extend the deadline for obtaining Bankruptcy Court approval of the Debt Commitment Letters from January 31, 2020 to February 28, 2020, (b) reduce the aggregate commitments provided by the Commitment Parties from $27.35 billion to $5.825 billion for the Utility and from $7 billion to $5 billion for the Corporation to take into account  reinstated debt under the RSA and (c) include termination events for modifications to the RSA, failure to obtain approval by the Bankruptcy Court to enter into the RSA and failure to obtain the necessary consents from the Backstop Parties to permit the amendment and restatement of the Joint Chapter 11 Plan of Reorganization that implements the terms and conditions of the RSA (the “Amendment No. 3 to Debt Commitment Letters”).

The foregoing description of the Amendment No. 3 to Debt Commitment Letters does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 3 to Debt Commitment Letters, which are filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
Form of Joinder Agreement to the Restructuring Support Agreement dated as of January 22, 2020 (incorporated by reference to Exhibit 10.1 to the Debtors’ Current Report on Form 8-K, filed on January 23, 2020)

10.2(1)	Amendment No. 3 to PG&E Corporation Commitment Letter
10.3(1)	Amendment No. 3 to Pacific Gas and Electric Company Commitment Letter
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

(1)  In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.  Such omitted schedules or similar attachments include information about the commitments attributed to each Commitment Party.  The registrant agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: January 31, 2020	By:	/s/ JASON P. WELLS
		Name:	Jason P. Wells
		Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: January 31, 2020	By:	/s/ DAVID S. THOMASON
		Name:	David S. Thomason
		Title:	Vice President, Chief Financial Officer and Controller